SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2017

PARETEUM CORPORATION

(Exact name of registrant as specified in Charter)

Delaware	001-35360	95-4557538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, 37th Floor

New York, NY 10036

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (212) 984-1096

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On October 16, 2017, Pareteum Corporation, a Delaware corporation (the “Company”), entered into a Share Exchange Agreement (the “Exchange Agreement”) with Artilium, PLC, a public limited company incorporated under the laws of England and Wales (“ARTA”). Pursuant to the Exchange Agreement, ARTA agreed to issue and deliver to the Company an aggregate of 27,695,177 of its newly issued ordinary shares (the “ARTA Shares”) in exchange for 3,200,332 restricted shares of the Company’s common stock, par value $0.00001 (the “TEUM Shares”). The ARTA Shares issued to the Company will, upon issuance, constitute approximately 8% of ARTA’s issued and outstanding capital stock.

The closing of the transactions contemplated under the Exchange Agreement is subject to certain closing conditions, including the accuracy, in all material respects, when made and at the time of closing, of the representations and warranties of the parties contained in the Exchange Agreement.

Concurrently with the execution of the Exchange Agreement, the Company and ARTA executed a Strategic Alliance Agreement (the “Strategic Alliance Agreement”) for the mutual pursuit of joint commercial opportunities. Pursuant to the Strategic Alliance Agreement, the parties may enter into a contract to provide their technological solutions to prospective customers. In support of this effort, the Company and ARTA agree to provide each other with such assistance as may be reasonably requested of either of them by the other in the preparation and submission of proposals/RFPs/tenders etc. and in securing the award of resulting projects to the Company and ARTA.

The foregoing summary of the Exchange Agreement and the Strategic Alliance Agreement does not purport to be a complete description and is qualified in its entirety by reference to the Form of Share Exchange Agreement and the Form of Strategic Partnership Agreement, copies of which are attached hereto as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 3.02.    Unregistered Sales of Equity Securities.

Reference is made to the disclosure made under Item 1.01 which is incorporated herein by reference to this Item 3.02.

The TEUM Shares were issued in reliance upon the exemption set forth in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and safe-harbor set forth in Regulation S adopted under the Securities Act.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Share Exchange Agreement
10.2	Form of Strategic Alliance Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2017	PARETEUM CORPORATION

	By:	/s/ Alexander Korff
Name: Alexander Korff
Title: General Counsel & Secretary